Exhibit 99.1

NM Holding, Nature’s Miracle and Lakeshore Acquisition II Corp. Announce Closing of Business Combination

Upland, CA, March 11, 2024 (GLOBE NEWSWIRE) -- Nature’s Miracle Holding Inc. (“the Company”), Nature’s Miracle, Inc. (“Nature’s Miracle”), a growing Controlled Environment Agriculture (CEA) technology company, and Lakeshore Acquisition II Corp., a special purpose acquisition company (Nasdaq: LBBB) (“Lakeshore”), announced today the closing of their previously announced business combination (the “Transaction”). The securities of the Company are expected to begin trading under the new ticker symbol “NMHI” on the Nasdaq Global Market, and the warrants are expected to begin trading under the new ticker symbol “NMHIW” on the Nasdaq Capital Market, on March 12, 2024.

Management

The Company will be led by Tie (James) Li, the Chairman of the Board and Chief Executive Officer, along with George Yutuc as the Chief Financial Officer. The Board of the combined company will consist of Tie (James) Li, Zhiyi (Jonathan) Zhang, Charles Jourdan Hausman, H. David Sherman, and Jon M. Montgomery.

Advisors

Maxim Group LLC acted as the exclusive financial advisor to Lakeshore in connection with the Transaction. Loeb & Loeb LLP acted as legal counsel to Lakeshore. Sichenzia Ross Ference Carmel LLP acted as legal counsel to Nature’s Miracle.

About Nature’s Miracle

Nature’s Miracle (www.nature-miracle.com) is a growing agriculture technology company providing technology, products and services to growers in the Controlled Environment Agriculture (“CEA”) industry in North America. Nature’s Miracle offers hardware to design, build and operate various indoor growing settings including greenhouse and indoor-growing spaces. Nature’s Miracle provides grow lights as well as other hydroponic products to hundreds of indoor growers in North America. Nature’s Miracle also provides vertical farming solutions including containerized vertical farm as well as other forms of indoor growing solutions.

About Lakeshore

Prior to the business combination, Lakeshore was a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Management was led by Bill Chen, the Chairman of the Board and Chief Executive Officer,.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical facts contained in this press release, including statements regarding the Company’s future results of operations and financial position, the Company’s business strategy, prospective product candidates, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated product candidates, and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to; the inability to maintain the listing of the Company’s securities on Nasdaq following the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth economically and hire and retain key employees; costs related to the business combination; changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties to be identified in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company. Moreover, the Company operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond the Company’s control, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. the Company assumes no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. the Company gives no assurance that it will achieve its expectations.

Contacts

George Yutuc
Nature’s Miracle Holding Inc.
George.yutuc@nature-miracle.com